UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): July 29, 2014

TETRA Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13455	74-2148293
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24955 Interstate 45 North

The Woodlands, Texas 77380

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (281) 367-1983

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On August 5, 2014, TETRA Technologies, Inc. (“TETRA”) filed a Current Report on Form 8-K announcing that on August 4, 2014, Compressco Partners, L.P., a Delaware limited partnership and a consolidated subsidiary of TETRA (“Compressco”), through its wholly-owned subsidiary, Compressco Partners Sub, Inc., a Delaware corporation (“Compressco Sub”), closed the previously announced acquisition of all of the issued and outstanding capital stock of Compressor Systems, Inc., a Delaware corporation (“CSI”) pursuant to a Stock Purchase Agreement by and between Warren Equipment Company, a Delaware corporation, and Compressco Sub for cash consideration in the amount of approximately $825 million, subject to adjustment for working capital and other matters (the “CSI Acquisition”).

This Amendment No. 1 to the Current Report on Form 8-K (“Amendment No. 1”) is being filed by TETRA to amend and supplement the Current Report on Form 8-K filed on August 5, 2014 to provide the required financial information in accordance with Items 9.01(a) and 9.01(b) of such Current Report.

Any information required to be set forth in the initial Form 8-K which is not being amended or supplemented pursuant to this Amendment No. 1 is hereby incorporated by reference. Except as set forth herein, no modifications have been made to the information contained in the initial Form 8-K and TETRA has not updated any information contained therein to reflect the events that have occurred since the date of the initial Form 8-K. Accordingly, this Amendment No. 1 should be read in conjunction with the initial Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited consolidated financial statements of CSI as of and for the years ended September 30, 2011, 2012 and 2013, and the unaudited consolidated financial statements of CSI as of March 31, 2014, and for the six months ended March 31, 2013 and 2014 are included in this Amendment No. 1 as Exhibit 99.1 and incorporated herein by reference in response to Item 9.01(a).

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of TETRA as of and for the three months ended March 31, 2014, and for the year ended December 31, 2013, giving effect to the CSI Acquisition, including financings of the purchase price thereof in connection with (i) the issuance and sale by Compressco of 15,280,000 Common Units on July 30, 2014 and an additional 2,292,000 Common Units on August 11, 2014, (ii) the issuance and sale of the Notes on August 4, 2014, (iii) the initial borrowings made by Compressco under the New Credit Agreement, and (iv) the borrowings of TETRA in connection therewith are included in this Amendment No. 1 as Exhibit 99.2 and incorporated herein by reference in response to Item 9.01(b).

Exhibits.

Exhibit Number	Description

Exhibit 23.1	Consent of Johnson Miller & Co., independent registered accounting firm.

Exhibit 99.1	Compressor Systems, Inc. historical financial statements.

Exhibit 99.2	Unaudited pro forma condensed combined financial statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TETRA Technologies, Inc.

By:	/s/Stuart M. Brightman
Stuart M. Brightman President & Chief Executive Officer

Date: October 16, 2014

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 23.1	Consent of Johnson Miller & Co., independent registered accounting firm.

Exhibit 99.1	Compressor Systems, Inc. historical financial statements.

Exhibit 99.2	Unaudited pro forma condensed combined financial statements.

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